                               [PICTURE OMITTED]

LIBERTY MICHIGAN TAX-EXEMPT FUND            Semiannual Report


July 31, 2000

President's Message


Dear Shareholder:

You may have noticed that your Fund has a new name. As of July 14, the names of our funds were changed to include Liberty. Rest assured, the investment objectives and strategies employed by the Fund's managers are not affected by this name change. We believe the new name better reflects your Fund's affiliation with the Liberty funds, a diverse family of funds representing a wide selection of investment styles and specialized money management. The goal of all Liberty funds is to help you reach for financial freedom -- however you define it.

Although the municipal bond markets exhibited considerable volatility during the six months ended July 31, 2000, the overall result was positive. As the Federal Reserve (the Fed) repeatedly raised key short-term interest rates -- by 0.25% in both February and March and by 0.50% in May -- two things became quite clear. First, the Fed was concerned that the rapidly expanding U.S. economy could ignite higher rates of inflation. Second, the Fed was quite determined to snuff out the sparks before they could become a conflagration.

Initially, the rate increases hurt performance in the municipal bond markets because as rates rise, bond prices fall. However, the Fed's persistence -- coupled with indications by the second quarter of the calendar year that the economy may be slowing -- appears to have convinced investors that inflation will not become a major obstacle to growth in the foreseeable future. Municipal bond prices rallied in the final two months of the period. Your Fund's management team had anticipated this scenario for some time, and the Fund was well positioned to benefit from the rally.

As always, thank you for choosing Liberty Michigan Tax-Exempt Fund and for giving us the opportunity to serve your investment needs.

Respectfully,


/s/ Stephen E. Gibson

Stephen E. Gibson
President
September 11, 2000


Because economic and market conditions change frequently, there can be no assurance that the trends described in this report will continue or come to pass.

Not FDIC Insured

May Lose Value

No Bank Guarantee

Highlights


-    POSITIVE RESULTS FOR MUNICIPAL BONDS WERE BOLSTERED BY RESTRICTED SUPPLY.

     Due to high tax revenues and budget surpluses, state and local governments issued fewer municipal bonds during the first six months of calendar year 2000. New bond issues were 22% below the 1999 level, and refundings of existing bonds declined nearly 70%. At the same time, higher yields prompted an increase in demand for municipal bonds. The combination of reduced supply and increased demand helped to keep prices for municipal bonds higher than they might otherwise have been.

-    THE MUNICIPAL BOND YIELD CURVE FLATTENED DURING THE SIX-MONTH PERIOD.

     Between February and July, yields for short-term municipal bonds declined slightly (0.10% to 0.20%). Meanwhile, rates for intermediate- and long-term municipals fell by as much as 0.54% as investors responded to early signs that the U.S. economy may be slowing and that inflation may not become a serious problem down the road. As yields fell, bond prices rose, and the gains were largest for bonds in the 25- to 30-year maturity range.


[LINE GRAPH]


                     MUNICIPAL VS. TREASURY BOND PERFORMANCE
                                1/31/00 - 7/31/00

                      Lehman Brothers               Salomon 30-Year
                     Municipal Bond Index         Treasury Bond Index
                     --------------------         -------------------
1/31/00                       0                        0
2/29/00                    1.16                      3.7
3/31/00                    3.37                      8.56
4/30/00                    2.76                      7.23
5/31/00                    2.22                      7.02
6/30/00                    4.93                      9.36
7/31/00                     6.4                     11.48



NET ASSET VALUE PER SHARE AS OF 7/31/00

Class A                                                                $   6.82
-------------------------------------------------------------------------------
Class B                                                                $   6.82
-------------------------------------------------------------------------------
Class C                                                                $   6.82
-------------------------------------------------------------------------------


DISTRIBUTIONS DECLARED FROM 2/1/00 TO 7/31/00

Class A                                                               $   0.162
-------------------------------------------------------------------------------
Class B                                                               $   0.137
-------------------------------------------------------------------------------
Class C                                                               $   0.147
-------------------------------------------------------------------------------

A portion of the Fund's income may be subject to the alternative minimum tax.

The Fund may at times purchase tax-exempt securities at a discount. Some or all of this discount may be included in the Fund's ordinary income, and is taxable when distributed.

SEC YIELDS ON 7/31/00

Class A                                                                   4.14%
-------------------------------------------------------------------------------
Class B                                                                   3.57%
-------------------------------------------------------------------------------
Class C                                                                   3.82%
-------------------------------------------------------------------------------

The 30-day SEC yields reflect the portfolio's earning power, net of expenses, expressed as an annualized percentage of the public offering price at the end of the period. If the Advisor or its affiliates had not waived certain Fund expenses, the SEC yield would have been 3.22% for Class C shares.

TAXABLE-EQUIVALENT SEC YIELDS ON 7/31/00

Class A                                                                   7.17%
-------------------------------------------------------------------------------
Class B                                                                   6.18%
-------------------------------------------------------------------------------
Class C                                                                   6.62%
-------------------------------------------------------------------------------

Taxable-equivalent SEC yields are based on the maximum combined effective 42.3% federal and state income tax rate. This tax rate does not reflect the phaseout of exemptions or the reduction of otherwise allowable deductions that occur when Adjusted Gross Income exceeds certain levels.


Past performance is no indication of future results.

Performance of municipal bonds is illustrated by the Lehman Brothers Municipal Bond Index, a broad-based, unmanaged index that tracks the performance of the municipal bond market. Performance of the 30-year Treasury bond is illustrated by the Salomon 30-Year Treasury Bond Index, a broad-based, unmanaged index that tracks the performance of the 30-year-on-the-run Treasury market. Unlike mutual funds, indexes are not investments and do not incur fees or expenses. It is not possible to invest directly in an index.

Portfolio Manager's Report



QUALITY BREAKDOWN AS OF 7/31/00

AAA                                                                        51.9%
-------------------------------------------------------------------------------
AA                                                                         14.7%
-------------------------------------------------------------------------------
A                                                                          14.0%
-------------------------------------------------------------------------------
BBB                                                                         7.9%
-------------------------------------------------------------------------------
BB                                                                          0.5%
-------------------------------------------------------------------------------
B                                                                           0.5%
-------------------------------------------------------------------------------
Non-rated                                                                   8.4%
-------------------------------------------------------------------------------
Cash equivalents                                                            2.1%
-------------------------------------------------------------------------------

Quality breakdowns are calculated as a percentage of total investments, including short-term obligations. Ratings shown in the quality breakdowns represent the highest rating assigned to a particular bond by one of the following respected rating agencies: Standard & Poor's Corporation, Moody's Investors Service, Inc., or Fitch Investors Service, Inc.

Because the Fund is actively managed, there can be no guarantee the Fund will continue to maintain these quality breakdowns in the future.


SOLD

We sold a 5.60% Michigan Tawas hospital bond due in 2013 on the blue list. The blue list is a trading system which allows institutions to offer securities directly to retail investors, who often will pay more for a bond than an institutional buyer. In this way, we increased the Fund's profit on the trade.


RISING LONG-TERM BOND PRICES CONTRIBUTED TO MODEST BUT SOLID GAINS FOR THE FUND

Against a backdrop of falling yields and rising prices for intermediate- and long-term municipal bonds, Class A shares of Liberty Michigan Tax-Exempt Fund posted a total return of 6.34% without a sales charge for the six months ended July 31, 2000. We are pleased with this result, which reflects not only the general trend in the market but the effectiveness of our investment strategy.

THE FUND SHIFTED EMPHASIS TO BONDS THAT RESPOND WELL TO FALLING INTEREST RATES

In the second half of the fiscal year ended January 31, 2000, we chose to shorten the Fund's duration. This move was designed to insulate the Fund from the impact of rising interest rates, which generally lead to lower bond prices. By February of this year, we were convinced that the market would ultimately come to view the Fed's interest rate hikes as an effective strike against higher inflation. In a lower inflation-rate environment, investors would not demand higher yields, so we expected more moderate interest rates to prevail in the long run. Falling rates, of course, mean rising prices for bonds.

With this scenario in mind, we adjusted the Fund's holdings in several ways. First, we traded securities with maturities of 10 to 12 years for issues in the 15- to 20-year maturity range. Second, we divested bonds purchased in a lower interest rate environment (i.e., those with lower coupons) that were trading at a loss. We then used the proceeds to increase the Fund's exposure to discounted and zero coupon bonds. Both groups are known to appreciate more than comparable current-coupon bonds when interest rates fall. Following additional anti-inflationary "strikes" by the Fed in February, March and May, investors did indeed take the pressure off bond yields. The bond market rallied, and the Fund performed quite well.

Also important to the Fund's most recent results were improvements in the healthcare sector. Nationwide, healthcare has suffered for the past several years from mismanagement, federal budget cuts to Medicare and increased competition. As a result, the Fund's healthcare holdings detracted from performance during 1999. In the most recent period, the industry began to recover, and the Fund's healthcare holdings (13.8% of net assets as of July 31, 2000), though still problematic, presented less of a challenge to performance.

MICHIGAN CONTINUED ECONOMIC EXPANSION

As the national economy, personal wealth and automobile sales grew in the past decade, Michigan's economy enjoyed extraordinarily strong growth, and the most recent period was no exception. However, while the state has attracted businesses in other industries, it remains largely dependent upon automobile manufacturing, an area that could be greatly effected by labor shortages, labor unions and the economic cycle.

SIGNS OF A POSITIVE ENVIRONMENT FOR BONDS ARE GROWING

Our outlook for the municipal bond market has improved considerably. As the six-month period came to a close, we had already seen the first signs of more temperate U.S. economic growth, including a reduction in new housing starts and softening of retail sales. Slower growth could set the stage for lower interest rates in 12 to 15 months. We believe the Fund is well positioned should that occur.

While Michigan, with its auto-dominated economy, is more vulnerable to an economic slowdown than most states, we are not overly concerned. We believe the Fed will be successful in engineering a gradual rather than sudden or severe reduction of economic activity.


/s/ David S. Pope


DAVID POPE is portfolio manager of Liberty Michigan Tax-Exempt Fund and is a vice president of Colonial Management Associates, Inc. (CMA).


Tax-exempt investing offers current tax-free income but also involves certain risks. The value of the Fund will be affected by interest rate changes and the creditworthiness of the issues held in the Fund. The Fund's management, including risk management specialists and credit analysts, identifies problems and opportunities and reacts quickly to market changes.

                           TOP FIVE SECTOR BREAKDOWN
                              7/31/00 VS. 1/31/00


                                                      7/31/00          1/31/00
                                                      -------          -------
Local General Obligations                              21.2%            17.7%
Refunded/Escrowed                                      20.0%            22.3%
Hospital                                               12.1%            11.8%
Investor Owned Utilities                               11.3%            10.5%
Airport                                                 4.4%             3.9%


Sector breakdowns are calculated as a percentage of net assets. Because the Fund is actively managed, there can be no guarantee the Fund will continue to maintain these sector breakdowns in the future.


BOUGHT

We purchased zero coupon bonds issued by the Holland, MI, School District (2.0% of net assets). AAA-rated and insured, these bonds due in 2017 bolstered the portfolio's credit quality and enhanced the Fund's capital appreciation potential in the event long-term rates continue to decline.

PERFORMANCE INFORMATION

AVERAGE ANNUAL TOTAL RETURNS AS OF 7/31/00

SHARE CLASS                  A                         B                         C
INCEPTION DATE            9/26/86                   8/4/92                    8/1/97
---------------------------------------------------------------------------------------------
                    WITHOUT    WITH SALES     WITHOUT    WITH SALES     WITHOUT    WITH SALES
                 SALES CHARGE    CHARGE    SALES CHARGE    CHARGE    SALES CHARGE    CHARGE
---------------------------------------------------------------------------------------------
6 month
(cumulative)         6.34%        1.29%        5.95%        0.95%        6.10%        5.10%
---------------------------------------------------------------------------------------------
1 year               2.10        (2.75)        1.33        (3.54)        1.63         0.66
---------------------------------------------------------------------------------------------
5 years              5.63         4.61         4.84         4.51         5.33         5.33
---------------------------------------------------------------------------------------------
10 years             6.16         5.65         5.51         5.51         6.01         6.01
---------------------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS AS OF 6/30/00

SHARE CLASS                  A                         B                         C
---------------------------------------------------------------------------------------------
                    WITHOUT    WITH SALES     WITHOUT    WITH SALES     WITHOUT    WITH SALES
                 SALES CHARGE    CHARGE    SALES CHARGE    CHARGE    SALES CHARGE    CHARGE
---------------------------------------------------------------------------------------------
6 month
(cumulative)         3.68%       (1.25)%       3.26%       (1.74)%       3.43%        2.43%
---------------------------------------------------------------------------------------------
1 year               0.93        (3.86)        0.17        (4.64)        0.47        (0.49)
---------------------------------------------------------------------------------------------
5 years              5.40         4.38         4.61         4.27         5.11         5.11
---------------------------------------------------------------------------------------------
10 years             6.17         5.65         5.52         5.52         6.02         6.02
---------------------------------------------------------------------------------------------

Past performance cannot predict future results. Returns and value of an investment will vary resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. The "with sales charge" returns include the maximum 4.75% sales charge for Class A shares, the appropriate Class B shares contingent deferred sales charge for the holding period after purchase as follows: through first year -- 5%, second year -- 4%, third year -- 3%, fourth year -- 3%, fifth year -- 2%, sixth year -- 1%, thereafter -- 0% and the Class C shares contingent deferred sales charge of 1% for the first year only. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Performance results reflect any voluntary waivers or reimbursement of Fund expenses by the Advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Class B and C share (newer class shares) performance information includes returns of the Fund's Class A shares (the oldest existing Fund class) for periods prior to the inception of the newer class shares. These Class A share returns are not restated to reflect any expense differential (e.g. Rule 12b-1 fees) between Class A shares and the newer class shares. Had the expense differential been reflected, the returns for the period prior to the inception of the newer class shares would have been lower.

INVESTMENT PORTFOLIO

July 31, 2000 (Unaudited)
(in thousands)


MUNICIPAL BONDS - 98.3%                                  PAR         VALUE
--------------------------------------------------------------------------
EDUCATION - 4.2%
Oakland County Economic Development Corp.,
  Cranbrook Educational Community Project,
  Series B,
    5.000% 11/1/17                                     $1,535      $1,432
PR Commonwealth of Puerto Rico,
  Ana G. Mendez University System,
  Series 1999,
    5.375% 2/1/19                                         275         255
                                                                   ------
                                                                    1,687
                                                                   ------
-------------------------------------------------------------------------
HEALTHCARE - 13.8%
CONGREGATE CARE RETIREMENT - 0.5%
State Strategic Fund, Holland Home,
  Series 1998,
    5.750% 11/15/18                                       250         208
                                                                   ------
HOSPITALS - 12.1%
Chippewa County Hospital Finance Authority,
  County War Memorial Hospital,
  Series B,
    5.625% 11/1/14                                        500         436
Dickinson County,
  Series 1999,
    5.800% 11/1/24                                        500         386
Royal Oak Hospital Finance Authority
  William Beaumont Hospital:
  Series 1992 E,
    6.625% 1/1/19                                       1,000       1,042
  Series 1993 G,
    5.250% 11/15/19                                     1,300       1,226
State Hospital Finance Authority:
  Central Michigan Community Hospital,
  Series 1993 A,
    6.000% 10/1/08                                        500         488
Crittenton Hospital,
  Series 1992 A,
    6.700% 3/1/07                                         750         781
Detroit Medical Center,
  Series 1988 A,
    8.125% 8/15/12                                         20          20
Memorial Healthcare Center,
  Series 1999,
    5.750% 11/15/15                                       500         433
                                                                   ------
                                                                    4,812
                                                                   ------
NURSING HOME - 1.2%
Cheboygan County Economic Development Corp.,
  Metro Health Foundation Project,
  Series 1993,
    10.000% 11/01/22 (a)                                  600         455
                                                                   ------
-------------------------------------------------------------------------
HOUSING - 3.9%
MULTI-FAMILY - 1.5%
State Housing Development Authority:
  Series 1990 A,
    7.700% 4/1/23                                      $  500      $  516
                                                                   ------
  Series 1991 B,
    7.050% 10/1/12                                         85          88
                                                                   ------
                                                                      604
                                                                   ------
SINGLE FAMILY - 2.4%
State Housing Development Authority,
  Series 1994 D,
    6.850% 6/1/26                                         935         954
                                                                   ------
-------------------------------------------------------------------------
INDUSTRIAL - 0.5%
FOOD PRODUCTS
State Strategic Fund,
  Michigan Sugar Co.,
  Carollton Project,
  Series 1998 C,
    6.550% 11/1/25                                        250         207
                                                                   ------
-------------------------------------------------------------------------
OTHER - 24.4%
POOL/BOND BANK - 4.4%
State Municipal Bond Authority,
  Local Government Loan Program:
  Series 1992 D,
    6.650% 5/1/12                                       1,000       1,042
  Revolving Fund,
    5.125% 10/1/20                                        750         702
                                                                   ------
                                                                    1,744
                                                                   ------
REFUNDED/ESCROWED (B) - 20.0%
Battle Creek,
    7.650% 5/1/22                                         750         838
Detroit Downtown Development Authority,
  Area No. 1 Projects:
  Series 1996 C,
    6.200% 7/1/17                                       1,000       1,089
  Series 1996 D,
    6.500% 7/1/10                                         700         773
Dickinson County, Memorial Hospital System,
  Series 1994,
    8.125% 11/1/24                                        550         629
Kalamazoo Hospital Finance Authority:
  Borgess Medical Center,
  Series 1994 A,
    6.250% 6/1/14                                       1,000       1,092
Bronson Methodist Hospital,
  Series 1992 A,
    6.250% 5/15/12                                      1,500       1,598

MUNICIPAL BONDS - (CONTINUED)                             PAR       VALUE
-------------------------------------------------------------------------
Redford Township Building Authority,
  Series 1992,
    6.500% 11/1/13                                     $  675      $  711
State Hospital Finance Authority,
  Daughters of Charity-Providence,
  Series 1991,
    7.000% 11/1/21                                      1,000       1,050
VI Public Finance Authority,
  Series 1992 A,
    7.000% 10/1/02                                        125         132
                                                                   ------
                                                                    7,912
                                                                   ------
-------------------------------------------------------------------------
OTHER REVENUE - 1.9%
HOTELS
Detroit Economic Development Corp.,
  E.H. Association Limited Partnership,
  Series 1992,
    7.000% 6/1/12                                         750         764
                                                                   ------
-------------------------------------------------------------------------
RESOURCE RECOVERY - 1.1%
DISPOSAL
State Strategic Fund, United Waste Systems, Inc.,
  Series 1995,
    5.200% 4/1/10                                         500         438
                                                                   ------
-------------------------------------------------------------------------
TAX-BACKED - 29.9%
LOCAL APPROPRIATED - 2.5%
Wayne County Building Authority,
  Series 1996 A,
    5.250% 6/1/16                                       1,000         977
                                                                   ------
LOCAL GENERAL OBLIGATIONS - 21.2%
Central Montcalm Public Schools,
  Series 1999,
    5.750% 5/1/24                                       1,000       1,004
Holland School District,
  Series 1992,
    (c) 5/1/17                                          2,000         778
Kalamazoo School District,
  Series 1999,
    4.500% 5/1/16                                         500         434
Okemos Public School District,
  Series 1993,
    (c) 5/1/12                                            500         268
Paw Paw Public School District,
  Series 1998,
    5.000% 5/1/25                                       1,020         941
Redford Unified School District,
  Series 1997,
    5.000% 5/1/22                                         750         696

Southgate Community School District,
  Series 1999,
    5.000% 5/1/25                                      $1,000      $  902
St. Johns Public School,
  Series 1998,
    5.100% 5/1/25                                       1,790       1,668
Williamston Community School District,
  Series 1996,
    5.500% 5/1/25                                       1,725       1,702
                                                                   ------
                                                                    8,393
                                                                   ------
SPECIAL PROPERTY TAX - 1.3%
Romulus Tax Increment
  Finance Authority,
  Series 1994,
    6.750% 11/1/19                                        500         525
                                                                   ------
STATE APPROPRIATED - 4.9%
Redevco, Inc.,
  Series 2000,
    (c) 6/1/21                                          2,000         594
PR Commonwealth of Puerto Rico
  Public Building Authority,
  Series 1995 A,
    6.250% 7/1/14                                       1,200       1,340
                                                                   ------
                                                                    1,934
                                                                   ------
-------------------------------------------------------------------------
TRANSPORTATION - 4.4%
AIRPORT
Wayne Charter County,
  Detroit Metropolitan Airport:
  Series 1998 A,
    5.000% 12/1/28                                      1,000         868
   Series 1998 B,
    4.875% 12/1/23                                      1,000         879
                                                                   ------
                                                                    1,747
                                                                   ------
-------------------------------------------------------------------------
UTILITY - 14.2%
INDEPENDENT POWER PRODUCER - 0.5%
Midland County Economic Development Corp.,
  Series 2000,
    6.875% 7/23/09                                        200         202
                                                                   ------
INVESTOR OWNED - 11.3%
St. Clair County Economic Development Corp.,
  Detroit Edison Co.,
  Series 1933 AA,
    6.400% 8/1/24                                       2,000       2,139
State Strategic Fund, Detroit Edison Co.,
  Series BB,
    7.000% 5/1/21 (d)                                   2,000       2,354
                                                                   ------
                                                                    4,493
                                                                   ------


See notes to investment portfolio.

MUNICIPAL BONDS - (CONTINUED)                            PAR         VALUE
--------------------------------------------------------------------------
WATER & SEWER - 2.4%
Detroit, Water Supply System,
  Series 1999 A,
    (c) 7/1/20                                         $3,000      $   951
                                                                   -------

TOTAL MUNICIPAL BONDS
(cost of $37,959) (e)                                               39,006
                                                                   -------

SHORT-TERM OBLIGATIONS - 2.0%
--------------------------------------------------------------------------
VARIABLE RATE DEMAND NOTES (f)
MN Minneapolis,
  Series 1996,
    4.150% 12/1/06                                        820          820
                                                                   -------

OTHER ASSETS & LIABILITIES, NET - (0.4)%                              (167)
--------------------------------------------------------------------------
NET ASSETS - 100.0%                                                $39,659
                                                                   -------

NOTES TO INVESTMENT PORTFOLIO:

(a) This issuer is in default of certain debt covenants. Income is not being accrued.

(b) The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of the interest and principal.

(c) Zero coupon bond.

(d) This security, or a portion thereof, with a total market value of $2,178 is being used to collateralize open futures contracts.

(e) Cost for federal income tax purposes is the same.

(f) Variable rate demand notes are considered short-term obligations. Interest rates change periodically on specified dates. These securities are payable on demand and are secured by either letters of credit or other credit support agreements from banks. The rates listed are as of July 31, 2000.

Short futures contracts open on July 31, 2000:

                            Par value                            Unrealized
                           covered by         Expiration        appreciation
     Type                   contracts            month           at 07/31/00
-------------------------------------------------------------------------------
 Treasury Bond                $1,200          September              $24


See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

July 31, 2000 (Unaudited)
(In thousands except for per share amounts and footnotes)

ASSETS
Investments at value (cost $37,959)                                 $ 39,006
Short-term obligations                                                   820
                                                                    --------
                                                                      39,826
Receivable for:
  Interest                                        $    557
  Fund shares sold                                      10
Other                                                   44               611
                                                  --------          --------
  Total Assets                                                        40,437

LIABILITIES
Payable for:
  Investments purchased                                593
  Distributions                                         53
  Fund shares repurchased                               79
  Variation margin on futures contracts                  1
Accrued:
  Management fee                                        16
  Bookkeeping fee                                        3
  Transfer agent fee                                     5
  Deferred Trustees' fees                                3
Other                                                   25
                                                  --------
  Total Liabilities                                                      778
                                                                    --------
NET ASSETS                                                          $ 39,659
                                                                    ========
Net asset value & redemption price per share--
  Class A ($30,388/4,453)                                               6.82(a)
                                                                    --------
Maximum offering price per share--
  Class A ($6.82/0.9525)                                                7.16(b)
                                                                    --------
Net asset value & offering price per share--
  Class B ($8,750/1,282)                                                6.82(a)
                                                                    --------
Net asset value & offering price per share--
  Class C ($521/76)                                                     6.82(a)
                                                                    --------

COMPOSITION OF NET ASSETS
Capital paid in                                                     $ 39,682
Overdistributed net investment income                                   (117)
Accumulated net realized loss                                           (977)
Net unrealized appreciation on:
  Investments                                                          1,047
  Open futures contracts                                                  24
                                                                    --------
                                                                    $ 39,659
                                                                    --------

(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b) On sales of $50,000 or more the offering price is reduced.


STATEMENT OF OPERATIONS

For the Six Months Ended July 31, 2000 (Unaudited)
(In thousands)

INVESTMENT INCOME
Interest                                                          $ 1,184
                                                                  -------
EXPENSES
Management fee                                 $   100
Service fee                                         35
Distribution fee -- Class B                         34
Distribution fee -- Class C                          2
Transfer agent fee                                  35
Bookkeeping fee                                     14
Trustees' fees                                       4
Custodian fee                                        2
Audit fee                                           17
Legal fee                                            3
Registration fee                                     8
Reports to shareholders                              6
Other                                                2
                                               -------
                                                   260
Fees waived by the Distributor -- Class C           (1)
Custodian credits earned                            (2)               259
                                               -------            -------
  Net Investment Income                                               925
                                                                  -------
NET REALIZED & UNREALIZED GAIN (LOSS) ON
PORTFOLIO POSITIONS
Net realized loss on:
  Investments                                      (47)
  Closed futures contracts                        (251)
                                               -------
    Net Realized Loss                                                (298)
Net change in unrealized appreciation/
  depreciation during the period on:
  Investments                                    1,811
  Open futures contracts                           (13)
                                               -------
    Net change in unrealized
    appreciation/depreciation                                       1,798
                                                                  -------
    Net Gain                                                        1,500
                                                                  -------
Increase in Net Assets from Operations                            $ 2,425
                                                                  =======


See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS
(In thousands)

                                                      (UNAUDITED)
                                                      SIX MONTHS
                                                         ENDED        YEAR ENDED
                                                        JULY 31,      JANUARY 31,
INCREASE (DECREASE) IN NET ASSETS                         2000           2000
---------------------------------------------------------------------------------
Operations:
Net investment income                                  $   925        $ 2,096
Net realized loss                                         (298)          (122)
Net change in unrealized
  appreciation/depreciation                              1,798         (5,009)
                                                       -------        -------
  Net Increase (Decrease) from Operations                2,425         (3,035)
Distributions:
From net investment income -- Class A                     (740)        (1,623)
In excess of net investment income --
  Class A                                                 --              (40)
In excess of net realized gains -- Class A                --              (10)
From net investment income -- Class B                     (184)          (424)
In excess of net investment income --
  Class B                                                 --              (10)
In excess of net realized gains -- Class B                --               (3)
From net investment income -- Class C                      (12)           (49)
In excess of net investment income --
  Class C                                                 --               (1)
In excess of net realized gains -- Class C                --               (1)
                                                       -------        -------
                                                         1,489         (5,196)
                                                       -------        -------
FUND SHARE TRANSACTIONS:
Receipts for shares sold -- Class A                        199          3,485
Value of distributions reinvested -- Class A               465          1,002
Cost of shares repurchased -- Class A                   (2,408)        (8,228)
                                                       -------        -------
                                                        (1,744)        (3,741)
                                                       -------        -------
Receipts for shares sold -- Class B                        202          1,305
Value of distributions reinvested -- Class B                90            216
Cost of shares repurchased -- Class B                   (1,131)        (3,649)
                                                       -------        -------
                                                          (839)        (2,128)
                                                       -------        -------
Receipts for shares sold -- Class C                       --              308
Value of distributions reinvested -- Class C                12             47
Cost of shares repurchased -- Class C                     (142)          (952)
                                                       -------        -------
                                                          (130)          (597)
                                                       -------        -------
Net Decrease from Fund Share
  Transactions                                          (2,713)        (6,466)
                                                       -------        -------
    Total Decrease                                      (1,224)       (11,662)

NET ASSETS
Beginning of period                                     40,883         52,545
                                                       -------        -------
End of period (net of overdistributed
  net investment income of $117 and
  $106, respectively)                                 $ 39,659       $ 40,883
                                                       -------        -------

                                                      (UNAUDITED)
                                                      SIX MONTHS
                                                         ENDED        YEAR ENDED
                                                        JULY 31,      JANUARY 31,
NUMBER OF FUND SHARES                                     2000           2000
---------------------------------------------------------------------------------
Sold -- Class A                                            30             496
Issued for distributions reinvested -- Class A             70             143
Repurchased -- Class A                                   (362)         (1,191)
                                                       -------        -------
                                                         (262)           (552)
                                                       -------        -------
Sold -- Class B                                            30             186
Issued for distributions reinvested -- Class B             13              30
Repurchased -- Class B                                   (169)           (525)
                                                       -------        -------
                                                         (126)           (309)
                                                       -------        -------
Sold -- Class C                                           --               43
Issued for distributions reinvested -- Class C              2               7
Repurchased -- Class C                                    (22)           (139)
                                                       -------        -------
                                                          (20)            (89)
                                                       -------        -------


See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

July 31, 2000 (Unaudited)

NOTE 1. INTERIM FINANCIAL STATEMENT

In the opinion of management of Liberty Michigan Tax Exempt Fund (the Fund), a series of Liberty Trust V, the accompanying financial statements contain all normal and recurring adjustments necessary for the fair presentation of the financial position of the Fund at July 31, 2000, and the results of its operations, the changes in its net assets and the financial highlights for the six months then ended.

NOTE 2. ACCOUNTING POLICIES

ORGANIZATION:

The Fund is a non-diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek as high a level of after-tax total return as is consistent with prudent risk by pursuing current income exempt from federal and Michigan state personal income tax and opportunities for long-term appreciation from a portfolio primarily invested in investment-grade municipal bonds. The Fund may issue an unlimited number of shares. The Fund offers three classes of shares: Class A, Class B and Class C. Class A shares are sold with a front-end sales charge. A 1.00% contingent deferred sales charge is assessed to Class A shares purchased without an initial sales charge on redemptions made within eighteen months on an original purchase of $1 million to $25 million. Class B shares are subject to an annual distribution fee and a contingent deferred sales charge. Class B shares will convert to Class A shares in three, four, or eight years after purchase, depending on the program under which shares were purchased. Class C shares are subject to a contingent deferred sales charge on redemptions made within one year after purchase and an annual distribution fee.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies that are consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION AND TRANSACTIONS:

Debt securities generally are valued by a pricing service based upon market transactions for normal, institutional-size trading units of similar securities. When management deems it appropriate, an over-the-counter or exchange bid quotation is used.

Options are valued at the last reported sale price, or in the absence of a sale, the mean between the last quoted bid and asking price.

Futures contracts are valued based on the difference between the last sale price and the opening price of the contract.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.

The Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS:

All income, expenses (other than the Class B and Class C distribution fees), and realized and unrealized gains (losses), are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

Class B and Class C per share data and ratios are calculated by adjusting the expense and net investment income per share data and ratios for the Fund for the entire period by the distribution fee applicable to Class B and Class C shares only.

FEDERAL INCOME TAXES:

Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable and tax-exempt income, no federal income tax has been accrued.

INTEREST INCOME, DEBT DISCOUNT AND PREMIUM:

Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of a security with a corresponding increase in the cost basis; market discount is not accreted. Premium is amortized against interest income with a corresponding decrease in the cost basis.

DISTRIBUTIONS TO SHAREHOLDERS:

The Fund declares and records distributions daily and pays monthly.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

NOTE 3. FEES AND COMPENSATION PAID TO AFFILIATES

MANAGEMENT FEE:

Colonial Management Associates, Inc. (the Advisor) is the investment Advisor of the Fund and furnishes accounting and other services and office facilities for a monthly fee based on the Fund's pro-rata portion of the combined average net assets of the funds constituting Trust V as follows:

               AVERAGE NET ASSETS                 ANNUAL FEE RATE
               ------------------                 ---------------
               First $2 billion                        0.50%
               Over $2 billion                         0.45%

BOOKKEEPING FEE:

The Advisor provides bookkeeping and pricing services for a monthly fee equal to $27,000 annually plus 0.035% annually of the Fund's average net assets over $50 million.

TRANSFER AGENT FEE:

Liberty Funds Services, Inc. (the Transfer Agent), an affiliate of the Advisor, provides shareholder services for a monthly fee comprised of 0.07% annually of average net assets plus charges based on the number of shareholder accounts and transactions and receives reimbursement for certain out-of-pocket expenses.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES:

Liberty Funds Distributor, Inc. (the Distributor), a subsidiary of the Advisor, is the Fund's principal underwriter. For the six months ended July 31, 2000, the Fund has been advised that the Distributor retained net underwriting discounts of $12,377 on sales of the Fund's Class A shares and received contingent deferred sales charges (CDSC) of none, $5,614 and none on Class A, Class B, and Class C share redemptions, respectively.

The Fund has adopted a 12b-1 plan, which requires the payment of a monthly service fee to the Distributor. The fee is calculated by adding (1) 0.10% of the net assets attributable to shares issued prior to November 30, 1994 and (2) 0.25% on net assets attributable to shares issued thereafter. This arrangement results in a rate of service fee payable by the Fund that is a blend between the 0.10% and 0.25% rates. For the six months ended July 31, 2000, the Fund's service fee was 0.18%.

The plan also requires the payment of a monthly distribution fee to the Distributor equal to 0.75% annually of the Fund's average net assets attributable to Class B and Class C shares. The Distributor has voluntarily agreed to waive a portion of the Class C distribution fee so that it will not exceed 0.45% annually.

The CDSC and the fees received from the 12b-1 plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

OTHER:

The Fund pays no compensation to its officers, all of whom are employees of the Advisor.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

The Fund has an agreement with its custodian bank under which $1,651 of custodian fees were reduced by balance credits applied during the six months ended July 31, 2000. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such agreements.

NOTE 4. PORTFOLIO INFORMATION

INVESTMENT ACTIVITY:

For the six months ended July 31, 2000, purchases and sales of investments, other than short-term obligations were $5,689,865 and $8,391,954.03, respectively.

Unrealized appreciation (depreciation) at July 31, 2000, based on cost of investments for both financial statement and federal income tax purposes was:

Gross unrealized appreciation                                        $1,735,531
Gross unrealized depreciation                                          (688,290)
                                                                     ----------
  Net unrealized appreciation                                        $1,047,241
                                                                     ==========

CAPITAL LOSS CARRYFORWARDS:

At January 31, 2000, capital loss carryforwards, available (to the extent provided in regulations) to offset future realized gains were approximately as follows:

               YEAR OF EXPIRATION      CAPITAL LOSS CARRYFORWARD
               ------------------      -------------------------
                      2008                     $98,000

OTHER:

There are certain risks arising from geographic concentration in any state. Certain revenue or tax related events in a state may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

The Fund may purchase or sell municipal and Treasury bond futures contracts and purchase and write options on futures. The Fund will invest in these instruments to hedge against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and/or market conditions, for duration management, or when the transactions are economically appropriate to the reduction of risk inherent in the management of the Fund and not for trading purposes. The use of futures contracts and options involves certain risks which include (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out a position due to different trading hours, or the temporary absence of a liquid market for either the instrument or the underlying securities or (3) an inaccurate prediction by the Advisor of the future direction of interest rates. Any of these risks may involve amounts exceeding the variation margin recognized in the Fund's Statement of Assets and Liabilities at any given time.

NOTE 5. LINE OF CREDIT

The Fund may borrow up to 33 1/3% of its net assets under a line of credit for temporary or emergency purposes. Any borrowings bear interest at one of the following options determined at the inception of the loan: (1) federal funds rate plus 1/2 of 1%, (2) the lending bank's base rate or (3) IBOR offshore loan rate plus 1/2 of 1%. There were no borrowings under the line of credit for the six months ended July 31, 2000.

FINANCIAL HIGHLIGHTS

Selected data for a share of each class outstanding throughout each period are as follows:

                                                              (UNAUDITED)
                                                      SIX MONTHS ENDED JULY 31, 2000
                                                 ------------------------------------------
                                                 CLASS A        CLASS B         CLASS C
-------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $  6.570       $  6.570      $  6.570
                                                 --------       --------      --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (a)                           0.159          0.134         0.144(b)
Net realized and unrealized gain                    0.253          0.253         0.253
                                                 --------       --------      --------
Total from Investment Operations                    0.412          0.387         0.397
                                                 --------       --------      --------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                         (0.162)        (0.137)       (0.147)
                                                 --------       --------      --------
NET ASSET VALUE, END OF PERIOD                   $  6.820       $  6.820      $  6.820
                                                 ========       ========      ========
Total return (c)(d)                                  6.34%          5.95%         6.10%(e)
                                                 ========       ========      ========
RATIOS TO AVERAGE NET ASSETS
Expenses (f)(g)                                      1.12%          1.87%         1.57%(b)
Net investment income (f)(g)                         4.80%          4.05%         4.35%(b)
Portfolio turnover (d)                                 15%            15%           15%
Net assets at end of period (000)                $ 30,388       $  8,750      $    521

(a) The per share net investment income amounts do not reflect the period's reclassifications of differences between book and tax basis net investment income.

(b) Net of fees waived by the Distributor which amounted to $0.010 per share and 0.30% (annualized).

(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d) Not annualized.

(e) Had the Distributor not waived a portion of expenses, total return would have been reduced.

(f) The benefits derived from custody credits and directed brokerage arrangements had no impact.

(g) Annualized.

                                                       YEAR ENDED JANUARY 31, 2000
                                                 -----------------------------------------------
                                                 CLASS A         CLASS B        CLASS C
------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $  7.330       $  7.330      $     7.330
                                                 --------       --------      -----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (a)                           0.315          0.262            0.283(b)
Net realized and unrealized loss                   (0.748)        (0.748)          (0.748)
                                                 --------       --------      -----------
Total from Investment Operations                   (0.433)        (0.486)          (0.465)
                                                 --------       --------      -----------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                         (0.317)        (0.265)          (0.286)
In excess of net investment income                 (0.008)        (0.007)          (0.007)
In excess of net realized gains                    (0.002)        (0.002)          (0.002)
                                                 --------       --------      -----------
Total Distributions Declared to Shareholders       (0.327)        (0.274)          (0.295)
                                                 --------       --------      -----------
NET ASSET VALUE, END OF PERIOD                   $  6.570       $  6.570      $     6.570
                                                 ========       ========      ===========
Total return (c)                                    (6.05)%        (6.76)%     (6.47)%(d)
                                                 ========       ========      ===========
RATIOS TO AVERAGE NET ASSETS
Expenses (e)                                         1.03%          1.78%            1.48%(b)
Net investment income (e)                            4.55%          3.80%            4.10%(b)
Portfolio turnover                                     23%            23%              23%
Net assets at end of period (000)                $ 30,997       $  9,255      $       631

(a) The per share net investment income amounts do not reflect the period's reclassifications of differences between book and tax basis net investment income.

(b) Net of fees waived by the Distributor which amounted to $0.021 per share and 0.30%.

(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d) Had the Distributor not waived a portion of expenses, total return would have been reduced.

(e) The benefits derived from custody credits and directed brokerage arrangements had no impact.

Selected data for a share of each class outstanding throughout each period are as follows:


                                                                                            YEAR ENDED JANUARY 31, 1999
                                                                                  -------------------------------------------------
                                                                                   CLASS A         CLASS B         CLASS C
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                              $     7.320     $     7.320     $     7.320
                                                                                  -----------     -----------     -----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (a)                                                               0.341           0.285           0.307(b)
Net realized and unrealized gain                                                        0.111           0.111           0.111
                                                                                  -----------     -----------     -----------
Total from Investment Operations                                                        0.452           0.396           0.418
                                                                                  -----------     -----------     -----------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                                             (0.343)         (0.288)         (0.310)
In excess of net investment income                                                     (0.008)         (0.007)         (0.007)
From net realized gains                                                                (0.075)         (0.075)         (0.075)
In excess of net realized gains                                                        (0.016)         (0.016)         (0.016)
                                                                                  -----------     -----------     -----------
Total Distributions Declared to Shareholders                                           (0.442)         (0.386)         (0.408)
                                                                                  -----------     -----------     -----------
NET ASSET VALUE, END OF PERIOD                                                    $     7.330     $     7.330     $     7.330
                                                                                  ===========     ===========     ===========
Total return (c)(d)                                                                      6.38%           5.57%           5.89%
                                                                                  ===========     ===========     ===========
RATIOS TO AVERAGE NET ASSETS
Expenses (e)                                                                             0.93%           1.68%           1.38%(b)
Net investment income (e)                                                                4.64%           3.89%           4.19%(b)
Fees and expenses waived or borne by the Advisor (e)                                     0.06%           0.06%           0.06%
Portfolio turnover                                                                         15%             15%             15%
Net assets at end of period (000)                                                 $    38,606     $    12,581     $     1,358

(a) Net of fees and expenses waived or borne by the Advisor which amounted to:    $     0.004     $     0.004     $     0.004
(b) Net of fees waived by the Distributor which amounted to $0.022 per share and
    0.30%.
(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(d) Had the Advisor and Distributor not waived or reimbursed a portion of expenses, total return would have been reduced.
(e) The benefits derived from custody credits and directed brokerage arrangements had an impact of 0.01% and $0.000 per share.

Selected data for a share of each class outstanding throughout each period are as follows:

                                                                                          YEARS ENDED JANUARY 31,
                                                                   -----------------------------------------------------------------
                                                                                  1998                                 1997
                                                                   -----------------------------------------  ----------------------
                                                                    CLASS A      CLASS B     CLASS C(b)        CLASS A      CLASS B
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                               $  6.930     $  6.930     $  7.200         $  7.130     $  7.130
                                                                   --------     --------     --------         --------     --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (a)                                             0.352        0.299        0.156(c)         0.354        0.302
Net realized and unrealized gain (loss)                               0.386        0.386        0.122           (0.198)      (0.198)
                                                                   --------     --------     --------         --------     --------
Total from Investment Operations                                      0.738        0.685        0.278            0.156        0.104
                                                                   --------     --------     --------         --------     --------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                           (0.348)      (0.295)      (0.158)          (0.354)      (0.303)
In excess of net investment income                                       --           --           --           (0.002)      (0.001)
                                                                   --------     --------     --------         --------     --------
Total Distributions Declared to Shareholders                         (0.348)      (0.295)      (0.158)          (0.356)      (0.304)
                                                                   --------     --------     --------         --------     --------
NET ASSET VALUE, END OF PERIOD                                     $  7.320     $  7.320     $  7.320         $  6.930     $  6.930
                                                                   ========     ========     ========         ========     ========
Total return (d)(e)                                                   10.93%       10.11%        3.92%(f)         2.35%        1.58%
                                                                   ========     ========     ========         ========     ========
RATIOS TO AVERAGE NET ASSETS
Expenses (g)                                                           0.90%        1.65%        1.35%(c)(h)      0.89%        1.64%
Net investment income (g)                                              4.95%        4.20%        4.35%(c)(h)      5.12%        4.37%
Fees and expenses waived or borne by the Advisor (g)                   0.13%        0.13%        0.15%(h)         0.12%        0.12%
Portfolio turnover                                                       32%          32%          32%              25%          25%
Net assets at end of period (000)                                  $ 39,048     $ 12,762     $    103         $ 39,606     $ 13,364

(a) Net of fees and expenses waived or borne by the Advisor
    which amounted to:                                             $  0.009     $  0.009     $  0.010         $  0.008     $  0.008
(b) Class C shares were initially offered on August 1, 1997.
    Per share amounts reflect activity from that date.
(c) Net of fees waived by the Distributor which amounted to
    $0.011 per share and 0.30% (annualized).
(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent
    deferred sales charge.
(e) Had the Advisor and Distributor not waived or reimbursed a portion of expenses, total return would have been
    reduced.
(f) Not annualized.
(g) The benefits derived from custody credits and directed
    brokerage arrangements had no impact.
(h) Annualized.

Selected data for a share of each class outstanding throughout each period are as follows:

                                                                                 YEAR ENDED JANUARY 31, 1996
                                                                                 ----------------------------
                                                                                   CLASS A         CLASS B
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                             $     6.660     $     6.660
                                                                                 -----------     -----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (a)                                                              0.368           0.317
Net realized and unrealized gain (loss)                                                0.484           0.484
                                                                                 -----------     -----------
Total from Investment Operations                                                       0.852           0.801
                                                                                 -----------     -----------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                                            (0.382)         (0.331)
                                                                                 -----------     -----------
NET ASSET VALUE, END OF PERIOD                                                   $     7.130     $     7.130
                                                                                 ===========     ===========
Total return (b)(c)                                                                    13.13%          12.30%
                                                                                 ===========     ===========
RATIOS TO AVERAGE NET ASSETS
Expenses (d)                                                                            0.80%           1.55%
Net investment income (d)                                                               5.34%           4.59%
Fees and expenses waived or borne by the Advisor (d)                                    0.25%           0.25%
Portfolio turnover                                                                        48%             48%
Net assets at end of period (000)                                                $    43,308     $    15,236
(a) Net of fees and expenses waived or borne by the Advisor which amounted to:   $     0.017     $     0.017
(b) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(c) Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(d) The benefits derived from custody credits and directed brokerage arrangements had no impact.

                       This page left intentionally blank.

TRUSTEES & TRANSFER AGENT

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TOM BLEASDALE
Retired (formerly Chairman of the Board and Chief Executive Officer, Shore Bank & Trust Company)

LORA S. COLLINS
Attorney (formerly Attorney, Kramer, Levin, Naftalis & Frankel)

JAMES E. GRINNELL
Private Investor (formerly Senior Vice President-Operations, The Rockport
Company)

RICHARD W. LOWRY
Private Investor (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation)

SALVATORE MACERA
Private Investor (formerly Executive Vice President of Itek Corp. and President of Itek Optical & Electronic Industries, Inc.)

WILLIAM E. MAYER
Partner, Park Avenue Equity Partners (formerly Dean, College of Business and Management, University of Maryland; Dean, Simon Graduate School of Business, University of Rochester; Chairman and Chief Executive Officer, CS First Boston Merchant Bank; and President and Chief Executive Officer, The First Boston Corporation)

JAMES L. MOODY, JR.
Retired (formerly Chairman of the Board, Chief Executive Officer and Director, Hannaford Bros. Co.)

JOHN J. NEUHAUSER

Academic Vice President and Dean of Faculties, Boston College (formerly Dean, Boston College School of Management)

JOSEPH R. PALOMBO
Chief Operations Officer, Mutual Funds, Liberty Financial Companies, Inc., Executive Vice President and Director of Colonial Management Associates, Inc. and Executive Vice President and Chief Administrative Officer of Liberty Funds Group LLC (formerly Vice President of Liberty Funds Group - Boston and Chief Operating Officer, Putnam Mutual Funds)

THOMAS E. STITZEL
Business Consultant and Chartered Financial Analyst (formerly Professor of Finance, College of Business, Boise State University)

ANNE-LEE VERVILLE
Consultant (formerly General Manager, Global Education Industry, and President, Applications Solutions Division, IBM Corporation)




--------------------------------------------------------------------------------
IMPORTANT INFORMATION ABOUT THIS REPORT
The Transfer Agent for Liberty Michigan Tax-Exempt Fund is:

Liberty Funds Services, Inc.
P.O. Box 1722
Boston, MA  02105-1722
1-800-345-6611

The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call 1-800-426-3750 and additional reports will be sent to you.

This report has been prepared for shareholders of Liberty Michigan Tax-Exempt Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the Fund and with the most recent copy of the Liberty Funds Performance Update.


SEMIANNUAL REPORT:
LIBERTY MICHIGAN TAX-EXEMPT FUND

CHOOSE LIBERTY


BECAUSE NO SINGLE INVESTMENT MANAGER CAN BE ALL THINGS TO ALL INVESTORS.(SM)

LIBERTY FUNDS

ALL-STAR       INSTITUTIONAL MONEY MANAGEMENT APPROACH FOR INDIVIDUAL INVESTORS.

COLONIAL       FIXED INCOME AND VALUE STYLE EQUITY INVESTING.

CRABBE HUSON   A CONTRARIAN APPROACH TO FIXED INCOME AND EQUITY INVESTING.

NEWPORT        A LEADER IN INTERNATIONAL INVESTING.(SM)

STEIN ROE      INNOVATIVE SOLUTIONS FOR GROWTH AND INCOME INVESTING.
ADVISOR

[KEYPORT       A LEADING PROVIDER OF INNOVATIVE ANNUITY PRODUCTS.
  LOGO]


Liberty's mutual funds are offered by prospectus through Liberty Funds Distributor, Inc.


BEFORE YOU INVEST, CONSULT YOUR FINANCIAL ADVISOR.

Your financial advisor can help you develop a long-term plan for reaching your financial goals.

--------------------------------------------------------------------------------
LIBERTY MICHIGAN TAX-EXEMPT FUND                               SEMIANNUAL REPORT
--------------------------------------------------------------------------------


[LOGO] LIBERTY FUNDS

ALL-STAR - COLONIAL - CRABBE HUSON - NEWPORT - STEIN ROE ADVISOR

-----------------
|   BULK RATE   |
| U.S. POSTAGE  |
|     PAID      |
| HOLLISTON, MA |
| PERMIT NO. 20 |
-----------------



Liberty Funds Distributor, Inc. (C)2000
One Financial Center, Boston, MA 02111-2621, 1-800-426-3750
www.libertyfunds.com


                                                 772-03/384C-0700 (9/00) 00/1563